Exhibit 10.29

AMENDMENT NO. 3

Dated as of February 27, 2007

to

CREDIT AGREEMENT

Dated as of June 7, 2005

THIS AMENDMENT NO. 3 (“Amendment”) is made as of February 27, 2007 by and among Encore Capital Group, Inc. (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Agent”), under that certain Credit Agreement dated as of June 7, 2005 by and among the Borrower, the Lenders and the Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Lenders party hereto and the Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Agent have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is amended as follows:

(a) Section 6.10 of the Credit Agreement is amended to insert the following new clauses (v) and (vi) at the end thereof to read as follows:

“and (v) the Borrower may, so long as the Payment Conditions are satisfied, make repurchases of its capital stock and redeem or purchase its “Unsecured Notes” (as defined in that certain Amendment No. 1 and Consent dated as of August 1, 2005 by and among the Borrower, the Lenders party thereto and the Administrative Agent) so long as the aggregate cumulative amount expended for all such repurchases of capital stock and redemptions and purchases of such Unsecured Notes does not exceed $50,000,000 (and no more than $25,000,000 of such amount shall be expended for such redemptions and purchases of such Unsecured

Notes). As used herein, “Payment Conditions” means (i) no Default or Unmatured Default has then occurred and is continuing or would arise after giving effect thereto and (ii) before and after giving effect (including pro forma effect) thereto, (A) the Borrower is in compliance with the covenants set forth in Sections 6.21 and 6.22 and (B) the Aggregate Outstanding Revolving Credit Exposure shall not exceed the Adjusted Available Aggregate Revolving Loan Commitment”.

(b) Section 6.21.2 of the Credit Agreement is amended and restated in its entirety to read as follows:

6.21.2 Minimum Net Worth. The Borrower will not permit its Consolidated Net Worth to be less than the sum of (i) a dollar amount equal to 85% of Consolidated Net Worth at December 31, 2006, plus (ii) 50% of Consolidated Net Income earned in each fiscal quarter beginning with the quarter ending March 31, 2007 (without deduction for losses), plus (iii) 100% of the amount by which the Borrower’s “total stockholders’ equity” is increased after February 27, 2007 as a result of the issuance or sale by the Borrower or any of its Subsidiaries of, or the conversion of any Indebtedness of such Person into, any equity interests (including warrants and similar investments) in such Person, minus (iv) amounts expended by the Borrower to repurchase its capital stock to the extent such amounts are permitted under Section 6.10(v)(A).

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Agent and the Consent and Reaffirmation attached hereto duly executed by the Guarantors, (ii) such other instruments and documents as are reasonably requested by the Agent, (iii) for the account of each Lender which executes and delivers its signature page hereto by such time as is requested by the Administrative Agent, an amendment fee in an amount equal to $2,500 and (b) the Borrower shall have paid, to the extent invoiced, all expenses of the Agent (including attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, are true and correct, except for representations and warranties made with reference solely to an earlier date.

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4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ENCORE CAPITAL GROUP, INC.,
as the Borrower

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	President & CEO

JPMORGAN CHASE BANK,
NATIONAL ASSOCIATION,
as Administrative Agent, as LC Issuer and as a Lender

By:	/s/ Steven J. Krakoski
Name:	Steven J. Krakoski
Title:	Senior Vice President

BANK OF SCOTLAND, as a Lender

By:	/s/ Joseph Fratus
Name:	Joseph Fratus
Title:	First Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Anthony P. Sciarrino
Name:	Anthony P. Sciarrino
Title:	Senior Vice President

CALIFORNIA BANK & TRUST, as a Lender

By:	/s/ Michael Powell
Name:	Michael Powell
Title:	Senior Vice President

GUARANTY BANK, as a Lender

By:	/s/ Scott Brewer
Name:	Scott Brewer
Title:	Managing Director

FIRST BANK, as a Lender

By:	/s/ Gil Hector
Name:	Gil Hector
Title:	Vice President

CITIBANK, N.A., successor in interest by merger to
CITIBANK (WEST) F.S.B., as a Lender

By:	/s/ Dennis J. Jans
Name:	Dennis J. Jans
Title:	Vice President

BANK LEUMI USA, as a Lender

By:	/s/ Jacques Delvoye
Name:	Jacques Delvoye
Title:	First Vice President

MANUFACTURERS BANK, as a Lender

By:	/s/ Maureen Kelly
Name:	Maureen Kelly
Title:	Vice President

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Credit Agreement dated as of June 7, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Encore Capital Group, Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, in its individual capacity as a Lender and in its capacity as contractual representative (the “Agent”), which Amendment No. 3 is dated as of February 27, 2007 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty Agreement, the Pledge and Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: February 27, 2007

[Signature Page Follows]

MIDLAND CREDIT MANAGEMENT, INC.,		MIDLAND FUNDING NCC-2 CORPORATION,
as a Guarantor		as a Guarantor

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	President	Title:	President

ACG HOLDING, INC.,		MIDLAND PORTFOLIO SERVICES, INC.,
as a Guarantor		as a Guarantor

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	President	Title:	President

ACG MANAGEMENT LLC,		MIDLAND FUNDING LLC,
as a Guarantor		as a Guarantor

By: ACG HOLDING, INC., as Manager

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	President	Title:	President

MIDLAND INTERNATIONAL LLC,		ASCENSION CAPITAL GROUP, LP,
as a Guarantor		as a Guarantor

By: MIDLAND CREDIT MANAGEMENT, INC., its Sole Member		By: ACG HOLDING, INC., its General Partner

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	President	Title:	President